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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2001
                                                         ----------------



                                  EXPEDIA, INC.
           ---------------------------------------------------------
               (Exact Name of registrant as specified in charter)



                                   Washington
           ---------------------------------------------------------
                 (State or other jurisdiction of incorporation)



                                    000-27429
           ---------------------------------------------------------
                            (Commission File Number)


                                   91-1996083
           ---------------------------------------------------------
                        (IRS Employer Identification No.)



                        13810 SE Eastgate Way, Suite 400
                               Bellevue, WA 98005
           ---------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (425) 564-7200
                                                           --------------

                                       N/A
           ---------------------------------------------------------



           ---------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.   Other Events.

On October 22, 2001, Expedia, Inc. issued a press release reporting the Company's first quarter financial results.


Item 7.   Exhibits.  The following item is attached as an exhibit hereto:

Exhibit 99.1  Press release of Expedia, Inc. dated October 22, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EXPEDIA, INC.


                                      /s/    Gregory S. Stanger
                                      -----------------------------------------
                                      Name:  Gregory S. Stanger
                                      Title: Sr. Vice President and
                                             Chief Financial Officer

Dated: October 23, 2001






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